UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.   20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported)	March 13, 2014

SOLTERA MINING CORP.
(Exact name of registrant as specified in its chapter)

Nevada (State or other jurisdiction of incorporation)	000-51841 (Commission File Number)	00-0000000 (I.R.S. Employer Identification No.)

20801 Biscayne Boulevard, 4th Floor, Aventura, Florida (Address of principal executive offices)	33180 (Zip Code)

Registrant’s telephone number, including area code  303 800 5752

____________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[   ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR230.425)

[   ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Information to be included in report

Item 1.01.  Entry into a Material Definitive Agreement.

On February 20, 2014 Soltera Mining Corp., through its wholly owned subsidiary, Incas Mineral, S.A., entered into a renegotiation agreement (the “Renegotiation Agreement”) with Antonio Augustin Giulianotti whereby the parties agreed to amend the payment terms of the First Renegotiated Option Agreement.  The payment terms have been extended by six months such that the remaining $2,750,000 is to be paid on or before the following dates:

a.  $500,000 on or before June 30, 2014;

b.  $500,000 on or before December 30, 2014;

c.  $500,000 on or before June 30, 2015;

d.  $500,000 on or before December 30, 2015;

e.  $500,000 on or before June 30, 2016; and

f.  $250,000 on or before December 30, 2016.

As consideration for the Renegotiation Agreement, Soltera has paid Mr. Giulianotti a lump sum payment of $100,000 as an advance payment on the June 30, 2014 payment listed above.

See Exhibit 10.6 - First Renegotiated Option Agreement and Exhibit 10.24 - Renegotiation Agreement for more details.

Item 3.02.  Unregistered Sales of Equity Securities.

On February 7, 2014, Soltera entered into a financing agreement with GTS Gold Trading Service DMCC for a conditional unit offering of up to $5 million at an offering price of $0.11 per unit.  Each unit will consist of one restricted share of common stock in the capital of Soltera and one warrant.  Each warrant will represent two shares of common stock in the capital of Soltera with an exercise price of $0.18 per share and will be exercisable for two years from the date of closing of each tranche of the subscription proceeds received by Soltera under this financing agreement.

If GTS fully subscribes for the unit offering and exercises all of the warrants it receives then GTS will become the registered owner of 136,363,638 restricted shares of common stock in the capital of Soltera, which will represent a 58.1% fully-diluted interest in Soltera.

As of the date of this current report Soltera has received $110,000 of the subscription proceeds, but has not yet accepted the subscription proceeds nor issued any restricted shares of common stock or warrants.

The exercise of any of the warrants will be subject to Soltera completing an effective increase in its authorized capital for the purpose of issuing a sufficient number of shares if all the warrants are exercised.

The closing of the unit offering will be subject to the following conditions:

1.

Soltera receiving a minimum of $110,000 by February 20, 2014 to be paid to the property owner as part of the option on the El Torno Project.

2.

Soltera receiving an additional $600,000 by April 15, 2014 for a drill program on the El Torno Project and for general and administrative costs.

3.

Soltera receiving an additional $200,000 by April 30, 2014 for metallurgical testing of drill results from the El Torno Project and general and administrative costs.

4.

Soltera receiving an additional $500,000 by June 30, 2014 for payment to the property owner as part of the option on the El Torno Project and for general and administrative costs.

5.

Soltera receiving an additional $600,000 by November 30, 2014 to search and acquire additional mineral prospects.

6.

Soltera receiving an additional $1,000,000 by December 20, 2014 for exploitation program on the El Torno Project, provided the drill results and the metallurgical tests are positive.

7.

Soltera receiving an additional $2,000,000 for payment to the property owner as part of the option on the El Torno Project, to search and acquire additional mineral prospects, for the exploitation program on the El Torno Project, to continue the exploration program on the El Torno Project, and for general and administrative costs.

For the issuance of the units, Soltera will rely upon Section 4(2) of the Securities Act of 1933 and Rule 903 of Regulation S promulgated pursuant to that Act by the Securities and Exchange Commission for the issuance of the restricted shares of common stock and warrants to GTS Gold Trading Service DMCC as a non-US subscriber outside the United States.  The value of the restricted shares of common stock was agreed upon between the parties of the GTS Financing Agreement.  Management is satisfied that Soltera complied with the requirements of the exemption from the registration and prospectus delivery of the Securities Act of 1933.  The offering was not a public offering and was not accompanied by any general advertisement or any general solicitation.  Soltera received from the subscriber certain representations and warranties, including, among others, that (a) the subscriber was not a U.S. person, (b) the subscriber subscribed for the shares and warrants for their own investment account and not on behalf of a U.S. person, and (c) there was no prearrangement for the sale of the shares or warrants with any buyer.  No offer was made or accepted in the United States and the share certificates representing the shares will be issued bearing a legend with the applicable trading restrictions.

The investment funds will be used primarily for making the option payment on the El Torno Project and for working capital.

See Exhibit 10.23 – GTS Financing Agreement for more details.

Item 7.01.  Regulation FD Disclosure.

Limitation on Incorporation by Reference:  In accordance with general instruction B.2 of Form 8-K, the information in this report, including Exhibits 10.23 and 10.24, are furnished under Item 9 and pursuant to Regulation FD, and will not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, or incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as will be expressly set forth by specific reference in such filing.  This report will not be deemed a determination or an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD.

The information contained in Exhibits 10.23 and10.24 is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description
10.6

First Option Agreement dated July 6, 2007 between Antonio Agustin Giulianotti and Incas Mineral, S.A. , filed as an Exhibit to Soltera’s Form 8-K (Current Report) on August 2, 2007 and incorporated herein by reference.

Filed
10.23	Financing Agreement dated February 7, 2014 between Soltera Mining Corp. and GTS Gold Trading Services DMCC.	Included
10.24	Renegotiation Agreement dated February 20, 2014 between Antonio Augustin Giulianotti and Incas Mineral, S.A.	Included

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Soltera Mining Corp. has caused this report to be signed on its behalf by the undersigned duly authorized person.

SOLTERA MINING CORP.

Dated: March 13, 2014	By: /s/ Fabio Montanari
Fabio Montanari - CEO & Director

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